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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Plug Power Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

IMPORTANT VOTING INFORMATION

STOCKHOLDERS MAY REQUEST ELECTRONIC DELIVERY OF PROXY DOCUMENTS.

        Plug Power Inc. has made materials for its special meeting of stockholders (the "Special Meeting"), to be held on Monday, October 23, 2017, at 10:00 a.m., Eastern Time, at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018, available to stockholders on the Internet via www.proxyvote.com or via sendmaterial@proxyvote.com. Upon request, printed versions or e-mail versions of these materials will be made available to stockholders through www.proxyvote.com, by telephoning 1-800-579-1639 or by emailing sendmaterial@proxyvote.com. Further instructions to stockholders can be found on the notice of the Special Meeting.

INFORMATION REGARDING ADMISSION TO THE SPECIAL MEETING

        In accordance with our security procedures, all stockholders attending the Special Meeting must present valid picture identification upon entry.

PLUG POWER INC.
968 Albany Shaker Road
Latham, NY 12110

September [    •    ], 2017
Dear Stockholder:

        You are cordially invited to attend a special meeting of Stockholders (the "Special Meeting") of Plug Power Inc., a Delaware corporation (the "Company"), to be held on Monday, October 23, 2017, at 10:00 a.m., Eastern Time, at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018.

        Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Special Meeting, whether or not you plan to attend. If you attend the Special Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

        If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote in person.

        On behalf of the Board of Directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the Special Meeting in person. Thank you for your support of our company.

Sincerely,
/s/ ANDREW MARSH Andrew Marsh President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 23, 2017:

Our official Notice of Special Meeting of Stockholders and Proxy Statement are available at:

www.proxyvote.com

PLUG POWER INC.
968 Albany Shaker Road
Latham, NY 12110
(518) 782-7700

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on Monday, October 23, 2017

        NOTICE IS HEREBY GIVEN that the special meeting of stockholders (the "Special Meeting") of Plug Power Inc., a Delaware corporation (the "Company"), will be held on Monday, October 23, 2017, at 10:00 a.m., Eastern Time, at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018 for the following purposes, which are described in more detail in the accompanying proxy statement:

  1.
  To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation (our "Certificate of Incorporation") filed with the Secretary of State of the State of Delaware (the "Secretary of State") on June 21, 2000 (the "2000 Share Increase Amendment") and the increase in the number of shares of our authorized common stock, par value $0.01 per share (the "Common Stock"), effected thereby (the "2000 Share Increase Amendment Ratification");

  2.
  To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State on July 25, 2014 (the "2014 Share Increase Amendment") and the increase in the number of shares of our authorized Common Stock effected thereby (the "2014 Share Increase Amendment Ratification");

  3.
  To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State on June 30, 2017 (the "2017 Share Increase Amendment" and, together with the 2000 Share Increase Amendment and the 2014 Share Increase Amendment, the "Share Increase Amendments") and the increase in the number of shares of our authorized Common Stock effected thereby (the "2017 Share Increase Amendment Ratification" and, together with the 2000 Share Increase Amendment Ratification and the 2014 Share Increase Amendment Ratification, the "Share Increase Amendment Ratifications");

  4.
  To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State on May 19, 2011 (the "Reverse Stock Split Amendment") and the 1-for-10 reverse stock split effected thereby (the "Reverse Stock Split Amendment Ratification" and, together with the Share Increase Amendment Ratifications, the "Ratifications"); and

  5.
  To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the Ratifications (the "Adjournment Proposal").

        Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the board of directors of the Company (the "Board of Directors") recommends a vote "FOR" the 2000 Share Increase Amendment Ratification (Proposal 1); "FOR" the 2014 Share Increase Amendment Ratification (Proposal 2); "FOR" the 2017 Share Increase Amendment Ratification (Proposal 3); "FOR" the Reverse Stock Split Amendment Ratification (Proposal 4); and "FOR" the Adjournment Proposal (Proposal 5).

        The Board of Directors has fixed the close of business on September 14, 2017, as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting (the "Record Date"). Only holders of record of shares of our Common Stock and our Series C Redeemable Convertible Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock"), on such date are entitled to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting.

        As described in the proxy statement accompanying this notice, because there may be uncertainty regarding the validity or effectiveness of: (i) the 2000 Share Increase Amendment, which was adopted at the Company's May 24, 2000 annual meeting of stockholders (the "2000 Annual Meeting"); (ii) the 2014 Share Increase Amendment, which was adopted at the Company's July 23, 2014 annual meeting of stockholders (the "2014 Annual Meeting"); (iii) the 2017 Share Increase Amendment, which was adopted at the Company's June 28, 2017 annual meeting of stockholders (the "2017 Annual Meeting"); and (iv) the Reverse Stock Split Amendment, which was adopted at the Company's May 12, 2011 annual meeting of stockholders (the "2011 Annual Meeting" and, together with the 2000 Annual Meeting, the 2014 Annual Meeting and the 2017 Annual Meeting, the "Annual Meetings"), our Board of Directors is submitting the Ratifications to the Company's stockholders pursuant to Section 204 of the Delaware General Corporation Law (the "DGCL") to eliminate such uncertainty. Under Section 204 of the DGCL, stockholders of record as of June 21, 2000 (the date the 2000 Share Increase Amendment was filed with the Secretary of State and became effective), July 25, 2014 (the date the 2014 Share Increase Amendment was filed with the Secretary of State and became effective), June 30, 2017 (the date the 2017 Share Increase Amendment was filed with the Secretary of State and became effective) and May 19, 2011 (the date the Reverse Stock Split Amendment was filed with the Secretary of State and became effective), other than holders whose identities or addresses cannot be determined from our records, are entitled to notice of the Special Meeting, but are not entitled to attend the Special Meeting or to vote on any matter presented at the Special Meeting unless they were also holders of our Common Stock or Series C Preferred Stock as of the Record Date.

        As further described in the proxy statement accompanying this notice, there may be uncertainty with respect to the validity or effectiveness of the Share Increase Amendments adopted at the Company's 2000 Annual Meeting, 2014 Annual Meeting and 2017 Annual Meeting, as applicable, as well as the Reverse Stock Split Amendment adopted at the Company's 2011 Annual Meeting. With respect to the Annual Meetings, certain shares of Common Stock held through brokers/nominees and with respect to which the beneficial owner had not provided the broker/nominee with voting instructions, were voted by the broker/nominee on the Share Increase Amendments and the Reverse Stock Split Amendment in accordance with the rules of the New York Stock Exchange that govern how brokers may cast such votes, and certain statements made in the Company's definitive proxy statements for the Annual Meetings were inconsistent with this approach. In particular, the Company's definitive proxy statements for the Annual Meetings indicated that brokers/nominees would not have discretionary voting authority on the Share Increase Amendments and the Reverse Stock Split Amendment and/or that broker non-votes would have the same effect as a vote against the Share Increase Amendments and the Reverse Stock Split Amendment. Our Board of Directors has approved the Ratifications pursuant to Section 204 of the DGCL.

        This notice and the accompanying proxy statement, together with the notice to our stockholders of record as of June 21, 2000, July 25, 2014, June 30, 2017 and May 19, 2011 (other than holders whose identities or addresses cannot be determined from our records), constitute the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the Ratifications. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the later of the time at which any notice required by Section 204(g) is given and the validation effective time, which, in the case of the Ratifications is the date on which a certificate of validation in respect of the relevant Share Increase Amendments or the Reverse Stock Split Amendment, as applicable, is filed with the Secretary of State and becomes effective. If the Ratifications are approved by stockholders, the Company expects to file a certificate of validation for each of the Ratifications promptly after the adjournment of the Special Meeting, and any claim that the filing and effectiveness of any of the Ratifications are void or voidable due to the failure to receive the requisite stockholder approval at the applicable Annual Meeting or that the Delaware Court of Chancery should declare, in its discretion, that any of the Ratifications not be effective or be effective only on certain conditions, must be brought within 120 days from the applicable validation effective time, which, in the case of the Ratifications, will be the time at which the certificate of validation in respect of the relevant Share Increase Amendment or the Reverse Stock Split Amendment, as applicable, is filed with the Secretary of State and becomes effective in accordance with the DGCL.

YOUR VOTE AND PARTICIPATION IN THE COMPANY'S AFFAIRS ARE IMPORTANT.

        If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting in person, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.

        If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote in person.

By Order of the Board of Directors
/s/ GERARD L. CONWAY, JR. Gerard L. Conway, Jr. Corporate Secretary

Latham, NY
September [    •    ], 2017

PLUG POWER INC.
968 Albany Shaker Road
Latham, NY 12110
(518) 782-7700

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held on Monday, October 23, 2017

        This Proxy Statement and the accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Plug Power Inc. ("we", "us", "our", "Plug Power" or the "Company") for use at the special meeting of stockholders of the Company (the "Special Meeting") to be held on Monday, October 23, 2017, at 10:00 a.m., Eastern Time, at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018, and any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are expected to be first sent or given to our stockholders on or about September [    •    ], 2017, as well as the other persons entitled to receive notice under Section 204 of the Delaware General Corporation Law (the "DGCL").

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 23, 2017:

Our official Notice of Special Meeting of Stockholders and Proxy Statement are available at:

www.proxyvote.com

ABOUT THE SPECIAL MEETING

What is a proxy?

        A proxy is another person that you legally designate to vote your shares. If you designate someone as your proxy in a written document, that document is also called a "proxy" or a "proxy card." If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Special Meeting.

What is a proxy statement?

        A proxy statement is a document that regulations of the U.S. Securities and Exchange Commission ("SEC") require that we give to you when we ask you to sign a proxy card to vote your shares at the Special Meeting.

What is in this proxy statement?

        This proxy statement describes the proposals on which we would like you, as a stockholder, to vote at the Special Meeting. It gives you information on the proposals, as well as other information about us, so that you can make an informed decision whether or how to vote your shares.

What is the purpose of the Special Meeting?

        The purpose of the Special Meeting is to confirm certain matters that were previously approved by our stockholders and are currently in effect. Specifically, at our Special Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

  (1)
  To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation (our "Certificate of Incorporation") filed with the Secretary of State of the State of Delaware (the "Secretary of State") on June 21, 2000 (the "2000 Share Increase Amendment") and the increase in the number of shares of our authorized common stock, par value $0.01 per share (the "Common Stock"), effected thereby (the "2000 Share Increase Amendment Ratification");

  (2)
  To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State on July 25, 2014 (the "2014 Share Increase Amendment") and the increase in the number of shares of our authorized Common Stock effected thereby (the "2014 Share Increase Amendment Ratification");

  (3)
  To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State on June 30, 2017 (the "2017 Share Increase Amendment" and, together with the 2000 Share Increase Amendment and the 2014 Share Increase Amendment, the "Share Increase Amendments") and the increase in the number of shares of our authorized Common Stock effected thereby (the "2017 Share Increase Amendment Ratification" and, together with the 2000 Share Increase Amendment Ratification and the 2014 Share Increase Amendment Ratification, the "Share Increase Amendment Ratifications");

  (4)
  To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State on May 19, 2011 (the "Reverse Stock Split Amendment") and the 1-for-10 reverse stock split effected thereby (the "Reverse Stock Split Amendment Ratification" and, together with the Share Increase Amendment Ratifications, the "Ratifications"); and

  (5)
  To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals (the "Adjournment Proposal").

        As described in this proxy statement, because there may be uncertainty regarding the validity or effectiveness of: (i) the 2000 Share Increase Amendment, which was adopted at the Company's May 24, 2000 annual meeting of stockholders (the "2000 Annual Meeting"); (ii) the 2014 Share Increase Amendment, which was adopted at the Company's July 23, 2014 annual meeting of stockholders (the "2014 Annual Meeting"); (iii) the 2017 Share Increase Amendment, which was adopted at the Company's June 28, 2017 annual meeting of stockholders (the "2017 Annual Meeting"); and (iv) the Reverse Stock Split Amendment, which was adopted at the Company's May 12, 2011 annual meeting of stockholders (the "2011 Annual Meeting" and, together with the 2000 Annual Meeting, the 2014 Annual Meeting and the 2017 Annual Meeting, the "Annual Meetings"), our Board of Directors is submitting the Ratifications to the Company's stockholders pursuant to Section 204 of the DGCL to eliminate such uncertainty. Under Section 204 of the DGCL, stockholders of record as of June 21, 2000 (the date the 2000 Share Increase Amendment was filed with the Secretary of State and became effective), July 25, 2014 (the date the 2014 Share Increase Amendment was filed with the Secretary of State and became effective), June 30, 2017 (the date the 2017 Share Increase Amendment was filed with the Secretary of State and became effective) and May 19, 2011 (the date the Reverse Stock Split Amendment was filed with the Secretary of State and became effective), other than holders whose identities or addresses cannot be determined from our records, are entitled to notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on any matter presented at the

Special Meeting unless they were also holders of our Common Stock or Series C Redeemable Convertible Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock"), as of the Record Date. For further information, see proposals 1 through 5 included in this proxy statement.

        It is important to note that approval of any or all of the Ratifications will:

        NOT dilute your ownership in Plug Power;

        NOT change the total number of shares of our Common Stock that is currently outstanding;

        NOT change the number of shares of Common Stock that we are currently authorized to issue;

        NOT change the number of shares of Common Stock that you currently own; and

        NOT effect a reverse stock split.

Why is the Company seeking stockholder approval of the Ratifications (Proposals 1, 2, 3 and 4) under Section 204 of the DGCL, and what is the effect of that?

        Section 204 of the DGCL provides that no defective corporate act will be void or voidable solely as a result of a failure of authorization of that defective corporate act if it is ratified as provided in Section 204 or validated by the Court of Chancery in a proceeding brought under Section 205 of the DGCL. Thus, Section 204 allows the board of directors of a company, by following specified procedures, to ratify a defective corporate act and, in cases where the act required or requires a vote of stockholders, to submit the ratification to stockholders for adoption. The effect of ratification under Section 204 is that the act is validated retroactive to the date the defective corporate act was originally taken. Our Board of Directors desires to ratify the Share Increase Amendments and the Reverse Stock Split Amendment to eliminate any uncertainty related to the validity and effectiveness of such items.

What are the consequences if one or more of the Ratifications (Proposals 1, 2, 3 and 4) is not approved by stockholders?

        If one or more of the Ratifications is not approved by the requisite vote of our stockholders, we will not be able to file certificates of validation in respect of the applicable Share Increase Amendment or the Reverse Stock Split Amendment with the Secretary of State and each such failed Ratification will not be ratified in accordance with Section 204 of the DGCL. The failure to approve one or more of the Ratifications may leave us exposed to potential claims that (i) the vote on such failed Ratifications did not receive requisite stockholder approval, (ii) such failed Ratifications therefore were not validly adopted, and (iii) as a result, (a) the Company does or may not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock, including pursuant to outstanding warrants and stock options, (b) with respect to the 2000 Share Increase Amendment, the 2014 Share Increase Amendment and the Reverse Stock Split Amendment, past issuances of Common Stock may not be valid, and (c) we would not be able to validate our total outstanding or authorized shares of Common Stock, as applicable, in connection with any strategic transaction that our Board of Directors may determine is advisable, including, without limitation, a sale of the Company, a business combination, merger or reverse merger, or a license or other disposition of corporate assets of the Company, or in connection with potential future transactions, including, without limitation, capital-raising transactions, and other strategic transactions. Any inability to issue Common Stock in the future and any invalidity of past issuances of Common Stock could expose us to significant claims and have a material adverse effect on our liquidity.

        It is important to note that approval of any or all of the Ratifications will:

        NOT dilute your ownership in Plug Power;

        NOT change the total number of shares of our Common Stock that is currently outstanding;

        NOT change the number of shares of Common Stock that we are currently authorized to issue;

        NOT change the number of shares of Common Stock that you currently own; and

        NOT effect a reverse stock split.

        The Ratifications will merely confirm certain matters that were previously approved by our stockholders and are currently in effect.

What is "householding" and how does it affect me?

        With respect to eligible stockholders who share a single address, we may send only one notice or proxy statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110, Attn: Investor Relations or call the Company at (518) 782-7700 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our notice or proxy statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

        We hereby undertake to deliver promptly, upon written or oral request, a copy of the notice or proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

What should I do if I receive more than one set of voting materials?

        You may receive more than one set of voting materials, including multiple copies of the notice for the Special Meeting or this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a notice of the Special Meeting for shares held in your name and a notice or voting instruction card for shares held in street name. Please follow the directions provided in the notice for the Special Meeting and each additional notice or voting instruction card you receive to ensure that all your shares are voted.

Why am I receiving the notice for the Special Meeting and this proxy statement, but not voting materials?

        You may be receiving the notice for the Special Meeting and this proxy statement because you were a record holder of Common Stock and/or the Series C Preferred Stock as of the time of the filing and effectiveness of any of the Share Increase Amendments or the Reverse Stock Split Amendment and, therefore, pursuant to Section 204 of the DGCL, are entitled to notice of the time, place and purpose of the Special Meeting. However, unless you are also a holder of record of the Common Stock and/or Series C Preferred Stock at the close of business on the Record Date (defined below), you are not entitled to attend or vote at the Special Meeting, so voting materials would not have been provided to you in connection with the notice for the Special Meeting and this proxy statement. Please see "Who can help answer my questions?" below if you have further questions about the materials you received.

What is the record date and what does it mean?

        The record date to determine the stockholders entitled to notice of, and to vote at, the Special Meeting is the close of business on September 14, 2017 (the "Record Date"). The Record Date was established by the Board of Directors as required by Delaware law. On the Record Date, [    •    ] shares of the Company's Common Stock and [    •    ] shares of the Series C Preferred Stock were issued and outstanding and entitled to vote at the Special Meeting.

Who is entitled to vote at the Special Meeting?

        Only holders of record of the Common Stock and the Series C Preferred Stock at the close of business on the Record Date may vote at the Special Meeting or any adjournment or postponement thereof.

How many votes do I have?

        Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter to be voted upon. Each share of Series C Preferred Stock outstanding on the Record Date is entitled to a number of votes equal to the number of whole shares of Common Stock into which such share of Series C Preferred Stock is convertible as of the Record Date on each matter to be voted upon. As of the Record Date, each share of Series C Preferred Stock was convertible into 1,061.8608 shares of Common Stock.

What is the required quorum for the Special Meeting?

        The presence, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of Common Stock and Series C Preferred Stock, taken together as a single class, entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the Special Meeting. If you are a stockholder of record, your shares will be counted towards the quorum only if you appear in person at the Special Meeting or submit a valid proxy to ensure your shares are represented at the Special Meeting. If you are a beneficial owner of shares held in "street name," your shares will be counted towards the quorum if your broker or nominee submits a proxy for your shares at the Special Meeting. Abstentions and broker non-votes, if any, will be counted towards the quorum requirement. If a quorum is not present or represented at the Special Meeting, the chairman of the meeting or the holders of a majority of the shares represented, and who would be entitled to vote at the Special Meeting if a quorum were present, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a "street name" holder?

        If your shares are registered directly in your name with Broadridge Corporate Issuer Solutions, Inc., our stock transfer agent for our Common Stock, you are considered the stockholder of record with respect to those shares. The notice of the Special Meeting has been sent directly to you by us.

        If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in "street name." A notice of the Special Meeting or this proxy statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

        Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in "street name") and the broker submits a proxy for such shares but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the "NYSE"), brokers are permitted to exercise discretionary voting authority only on "routine" matters when voting instructions have not been timely received from a beneficial owner. Each of the Ratifications and the Adjournment Proposal is considered a "routine" matter. Therefore, if you do not provide voting instructions to your broker regarding the Ratifications or the Adjournment Proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

        If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called "routine" matters where your broker has discretionary voting authority over your shares. Under the rules of the NYSE, each of the Ratifications and the Adjournment Proposal is a "routine" matter. Accordingly, brokers will have such discretionary authority to vote on each of the Ratifications and the Adjournment Proposal and may, in their discretion, vote "FOR" or "AGAINST", or "ABSTAIN" from voting on each or any of the Ratifications and the Adjournment Proposal.

        We encourage you to provide instructions to your brokerage firm via the Internet or telephone or by returning your signed voting instruction card. This ensures that your shares will be voted in accordance with your instructions at the Special Meeting with respect to all of the proposals described in this proxy statement.

How will my shares be voted if I am a stockholder of record?

        Your proxy will be voted according to your instructions. If you are a stockholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you attend the Special Meeting and vote your shares. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board of Directors. Similarly, if you sign and submit your proxy card with no instructions, your shares will be voted in accordance with the recommendations of our Board of Directors.

How can I attend the Special Meeting?

        You may attend the Special Meeting if you are listed as a stockholder as of the Record Date and bring proof of your identity. If you hold your shares in "street name" through a broker or other nominee, you will need to provide proof of your identity and proof that you are the beneficial owner of the shares by bringing either a copy of a brokerage statement showing your share ownership as of the Record Date, or a nominee issued proxy if you wish to vote your shares in person at the Special Meeting.

How do I vote my shares?

        Your vote is very important to us. Whether or not you plan to attend the Special Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction card (from your broker or other intermediary). There are three convenient ways of submitting your vote:

  •
  By Telephone or Internet—All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. "Street name" holders may vote by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will enclose the instructions with the proxy materials they send you. The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

  •
  In Person—All record holders may vote in person at the Special Meeting. "Street name" holders may vote in person at the Special Meeting if their bank, broker or other nominee has furnished a legal proxy. If you are a "street name" holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other nominee to furnish you with a nominee issued proxy. You will need to bring the nominee issued proxy with you to the Special Meeting and hand it in with a signed ballot that will be provided to you at the Special Meeting. You will not be able to vote your shares without a nominee issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

  •
  By Written Proxy—All record holders can vote by written proxy card. If you are a "street name" holder, you will receive a written proxy card and a voting instruction card from your bank, broker or other nominee.

        The Board of Directors has appointed Andrew Marsh, President and Chief Executive Officer, and Gerard L. Conway, Jr., General Counsel, Corporate Secretary and Senior Vice President, to serve as the proxies for the Special Meeting.

        If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under "What if I do not specify how I want my shares voted?" below. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the Special Meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

        If you hold your shares in "street name," and complete the voting instruction card provided by your broker or other intermediary except with respect to one or more of the voting instructions, then your broker may vote your shares with respect to the proposal as to which you provide no voting instructions. See "If I am a beneficial owner of shares, can my brokerage firm vote my shares?" above.

        Even if you currently plan to attend the Special Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you change your proxy instructions as described under "Can I change my vote or revoke my proxy?" below

What are my choices when voting?

        As to each of the Ratifications and the Adjournment Proposal, stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the Board of Directors' recommendations on how I should vote my shares?

        The Board of Directors recommends that you vote your shares as follows:

        Proposal 1—FOR the 2000 Share Increase Amendment Ratification.

        Proposal 2—FOR the 2014 Share Increase Amendment Ratification.

        Proposal 3—FOR the 2017 Share Increase Amendment Ratification.

        Proposal 4—FOR the Reverse Stock Split Amendment Ratification.

        Proposal 5—FOR the Adjournment Proposal.

What if I do not specify how I want my shares voted?

        If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the designated proxies will vote your shares for each proposal as to which you provide no voting instructions, in the following manner:

        Proposal 1—FOR the 2000 Share Increase Amendment Ratification.

        Proposal 2—FOR the 2014 Share Increase Amendment Ratification.

        Proposal 3—FOR the 2017 Share Increase Amendment Ratification.

        Proposal 4—FOR the Reverse Stock Split Amendment Ratification.

        Proposal 5—FOR the Adjournment Proposal.

        If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be able to vote those shares. See "If I am a beneficial owner of shares, can my brokerage firm vote my shares" above.

Can I change my vote or revoke my proxy?

        Yes. If you are a record holder, you may revoke your proxy at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by any of the following means:

  •
  Attending the Special Meeting and voting in person. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Special Meeting to revoke your proxy.

  •
  Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Special Meeting will be counted).

  •
  If you complete and submit a new valid proxy bearing a later date.

  •
  Giving written notice of revocation to the Company addressed to the Corporate Secretary, at the Company's address above, which notice must be received before noon, Eastern Time, on October 22, 2017.

        If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions. Please contact your broker or other nominee and follow its directions to change your vote.

What vote is required to approve each proposal?

        Approval of each of the Ratifications will require the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock and Series C Preferred Stock, voting together as a single class, entitled to vote on such proposal at the Special Meeting. The approval of the Adjournment Proposal requires the affirmative vote of a majority in voting power of the outstanding shares of Common Stock and Series C Preferred Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal.

How are abstentions and broker non-votes treated?

        Abstentions are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Abstentions will have the same effect as a vote against each of the Ratifications because such proposals require the affirmative vote by the holders of a majority in voting power of the outstanding shares entitled to vote. Abstentions will also have the effect of a vote against the Adjournment Proposal, as the shares will be present in person or by proxy at the meeting and entitled to vote on the Adjournment Proposal.

        Broker non-votes, if any, are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. As described above, under the rules of the NYSE, the Ratifications and the Adjournment Proposal are considered to be "routine" matters. Accordingly, brokers will have discretionary authority to vote on the Ratifications and the Adjournment Proposal and may, in their discretion, vote "FOR" or "AGAINST", or "ABSTAIN" from voting on each or any of the Ratifications and the Adjournment Proposal. Broker non-votes, if any, would count as votes against the Ratifications and the Adjournment Proposal.

Do I have any dissenters' or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

        No. None of our stockholders has any dissenters' or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

        Our Board of Directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use our officers and employees to ask for proxies, as described below. In addition, we have retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee of $15,000 plus reimbursement of expenses.

Is this proxy statement the only way that proxies are being solicited?

        No. In addition to the solicitation of proxies by use of the mail, our officers and employees, as well as MacKenzie Partners, Inc., may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of MacKenzie Partners, Inc. as well as the reimbursement of expenses of MacKenzie Partners, Inc. will be borne by us. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Where can I find voting results?

        The Company expects to publish the voting results in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the Special Meeting.

Who can help answer my questions?

        The information provided above in this "Question and Answer" format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional material, please feel free to contact the firm assisting us in the solicitation of proxies, MacKenzie Partners, Inc., if you have any questions or need assistance in voting your shares. Banks and brokers may call MacKenzie Partners, Inc. at (212) 929-5500. Shareholders may call MacKenzie Partners, Inc. toll-free at (800) 322-2885 or at PROXY@MACKENZIEPARTNERS.COM.

PROPOSAL 1: 2000 SHARE INCREASE AMENDMENT RATIFICATION

        Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the filing and effectiveness of the 2000 Share Increase Amendment filed with the Secretary of State on June 21, 2000, which effected an increase in the number of authorized shares of Common Stock from 95,000,000 shares to 245,000,000 shares. This 2000 Share Increase Amendment Ratification shall be retroactive to the effectiveness of the filing of the 2000 Share Increase Amendment with the Secretary of State.

Background

        As described in the definitive proxy statement relating to the 2000 Annual Meeting, which was filed with the SEC on April 28, 2000 (the "2000 Annual Meeting Proxy Statement"), the 2000 Share Increase Amendment was proposed to increase the authorized number of shares of Common Stock in order to provide additional shares of Common Stock for possible use in connection with future financings, investment opportunities, acquisitions, employee benefit or dividend reinvestment plan distributions, other distributions, such as stock dividends or stock splits, or for other corporate purposes, though the Company had no commitments at the time of the 2000 Annual Meeting Proxy Statement for the issuance of additional Common Stock.

        At the 2000 Annual Meeting, our inspector of elections determined that the proposal to approve the 2000 Share Increase Amendment was adopted by the requisite vote of stockholders and certified that the proposal had passed. As part of this determination, votes cast by nominees/brokers in favor of the 2000 Share Increase Amendment without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the adoption of the 2000 Share Increase Amendment in accordance with the rules of the NYSE that govern how brokers may cast such votes. Certain statements made in the 2000 Annual Meeting Proxy Statement were inconsistent with this approach. In particular, the 2000 Annual Meeting Proxy Statement indicated that nominees/brokers would not have discretionary voting authority with respect to the 2000 Share Increase Amendment (i.e., they would not be permitted to vote on the 2000 Share Increase Amendment without instruction from the beneficial owners of those shares).

        We filed the 2000 Share Increase Amendment with the Secretary of State on June 21, 2000 and it became effective on the same date.

        A question has been raised regarding the validity of the 2000 Share Increase Amendment due to the disclosures in the 2000 Annual Meeting Proxy Statement regarding the lack of authority of brokers/nominees to vote on the 2000 Share Increase Amendment without instruction and the fact that the stockholders' votes in favor of the 2000 Share Increase Amendment were not tabulated consistent with such disclosure.

        Our Board of Directors has determined that the description in the 2000 Annual Meeting Proxy Statement of the lack of authority of brokers/nominees to vote on the 2000 Share Increase Amendment without instruction may create some uncertainty as to the effect of the vote obtained at the 2000 Annual Meeting. As a result, our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify the filing and effectiveness of the 2000 Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the effectiveness of this corporate act. If the 2000 Share Increase Amendment Ratification is approved by our stockholders and becomes effective, the 2000 Share Increase Amendment Ratification will be retroactive to June 21, 2000, which was the date of the filing and effectiveness of the 2000 Share Increase Amendment with the Secretary of State.

        Among other consequences, the 2000 Share Increase Amendment Ratification (in conjunction with the other Ratifications) will (i) confirm that, at all times since the effectiveness of the 2000 Share

Increase Amendment on June 21, 2000, the Company had sufficient authorized and unissued shares of Common Stock to permit the sales and issuances of our Common Stock that have occurred since that date in excess of the authorized number of shares prior to the 2000 Share Increase Amendment and (ii) facilitate potential future transactions, including, without limitation, capital-raising transactions and strategic transactions.

Our Board of Directors Has Approved the 2000 Share Increase Amendment Ratification

        Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. The Company believes that the filing and effectiveness of the 2000 Share Increase Amendment is valid and effective. However, on August 31, 2017, our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the filing and effectiveness of the 2000 Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the validity or effectiveness of the 2000 Share Increase Amendment and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the 2000 Share Increase Amendment Ratification. Our Board of Directors also recommended that our stockholders approve the 2000 Share Increase Amendment Ratification for purposes of Section 204, and directed that the 2000 Share Increase Amendment Ratification be submitted to our stockholders entitled to vote thereon for approval.

        The text of sections 204 and 205 of the DGCL are attached hereto as Appendix B.

Filing of a Certificate of Validation

        Subject to the receipt of the required vote of our stockholders to approve the 2000 Share Increase Amendment Ratification, we expect to file a certificate of validation with respect to the 2000 Share Increase Amendment with the Secretary of State (the "2000 Share Increase Amendment Certificate of Validation") promptly after the adjournment of the Special Meeting. The filing date of the 2000 Share Increase Amendment Certificate of Validation with the Secretary of State will be the validation effective time of the 2000 Share Increase Amendment Ratification within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the 2000 Share Increase Amendment

        Subject to the 120-day period for bringing claims discussed below, when the 2000 Share Increase Amendment Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the 2000 Share Increase Amendment is void or voidable as a result of the potential failure of authorization described above and set forth in the resolutions attached as Appendix A and incorporated herein by reference, and the 2000 Share Increase Amendment Ratification will be retroactive to the filing and effectiveness of the 2000 Share Increase Amendment with the Secretary of State on June 21, 2000.

Time Limitations on Legal Challenges to the 2000 Share Increase Amendment Ratification

        If the 2000 Share Increase Amendment Ratification becomes effective, under the DGCL, any claim that (i) the 2000 Share Increase Amendment ratified pursuant to the 2000 Share Increase Amendment Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare, in its discretion, that the 2000 Share Increase Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time in respect of the ratification of the 2000 Share Increase Amendment, which will occur upon the effectiveness of the filing of the 2000 Share Increase Amendment Certificate of Validation with the Secretary of State. If the 2000 Share Increase Amendment Ratification is approved at the

Special Meeting, we expect to file the 2000 Share Increase Amendment Certificate of Validation promptly after the adjournment of the Special Meeting.

Consequences if the 2000 Share Increase Amendment Ratification is Not Approved by Our Stockholders

        If the 2000 Share Increase Amendment Ratification is not approved by the requisite vote of our stockholders, we will not be able to file the 2000 Share Increase Amendment Certificate of Validation with the Secretary of State and the 2000 Share Increase Amendment will not be ratified in accordance with Section 204 of the DGCL. The failure to approve the 2000 Share Increase Amendment Ratification may leave us exposed to potential claims that (i) the vote on the 2000 Share Increase Amendment did not receive requisite stockholder approval, (ii) the 2000 Share Increase Amendment therefore was not validly adopted, and (iii) as a result, (a) the Company does not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock, including pursuant to outstanding warrants and stock options, (b) past issuances of Common Stock may not be valid, and (c) we would not be able to validate our total outstanding shares of Common Stock in connection with any strategic transaction that our Board of Directors may determine is advisable. Any inability to issue Common Stock in the future and any invalidity of past issuances of Common Stock could expose us to significant claims and have a material adverse effect on our liquidity.

Interests of Directors and Executive Officers

        Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock or Series C Preferred Stock and equity awards granted to them under our equity incentive plans.

Vote Required

        Approval of the 2000 Share Increase Amendment Ratification requires "FOR" votes from the holders of a majority in voting power of the outstanding shares of Common Stock and Series C Preferred Stock, voting together as a single class, entitled to vote on such proposal at the Special Meeting.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE 2000 SHARE INCREASE AMENDMENT RATIFICATION.

 PROPOSAL 2: 2014 SHARE INCREASE AMENDMENT RATIFICATION

        Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the filing and effectiveness of the 2014 Share Increase Amendment filed with the Secretary of State on July 25, 2014, which effected an increase in the number of authorized shares of Common Stock from 245,000,000 shares to 450,000,000 shares. This 2014 Share Increase Amendment Ratification shall be retroactive to the effectiveness of the filing of the 2014 Share Increase Amendment with the Secretary of State.

Background

        As described in the definitive proxy statement relating to the 2014 Annual Meeting, which was filed with the SEC on June 9, 2014 (the "2014 Annual Meeting Proxy Statement"), the 2014 Share Increase Amendment was proposed to increase the authorized number of shares of Common Stock in order to provide additional shares of Common Stock for possible use in connection with future financings, investment opportunities, acquisitions, employee benefit plans or for other corporate purposes, though the Company had no commitments at the time of the 2014 Annual Meeting Proxy Statement for the issuance of additional Common Stock.

        At the 2014 Annual Meeting, our inspector of elections determined that the proposal to approve the 2014 Share Increase Amendment was adopted by the requisite vote of stockholders and certified that the proposal had passed. As part of this determination, votes cast by nominees/brokers in favor of the 2014 Share Increase Amendment without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the adoption of the 2014 Share Increase Amendment in accordance with the rules of the NYSE that govern how brokers may cast such votes. Certain statements made in the 2014 Annual Meeting Proxy Statement were inconsistent with this approach. In particular, the 2014 Annual Meeting Proxy Statement indicated that nominees/brokers would not have discretionary voting authority with respect to the 2014 Share Increase Amendment (i.e., they would not be permitted to vote on the 2014 Share Increase Amendment without instruction from the beneficial owners of those shares) and that broker non-votes would have the same effect as a vote against the 2014 Share Increase Amendment.

        We filed the 2014 Share Increase Amendment with the Secretary of State on July 25, 2014 and it became effective on the same date.

        A question has been raised regarding the validity of the 2014 Share Increase Amendment due to the disclosures in the 2014 Annual Meeting Proxy Statement regarding the lack of authority of brokers/nominees to vote on the 2014 Share Increase Amendment without instruction and the fact that the stockholders' votes in favor of the 2014 Share Increase Amendment were not tabulated consistent with such disclosure.

        Our Board of Directors has determined that the description in the 2014 Annual Meeting Proxy Statement of the lack of authority of brokers/nominees to vote on the 2014 Share Increase Amendment without instruction may create some uncertainty as to the effect of the vote obtained at the 2014 Annual Meeting. As a result, our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify the filing and effectiveness of the 2014 Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the effectiveness of this corporate act. If the 2014 Share Increase Amendment Ratification is approved by our stockholders and becomes effective, the 2014 Share Increase Amendment Ratification will be retroactive to July 25, 2014, which was the date of the filing and effectiveness of the 2014 Share Increase Amendment with the Secretary of State.

        Among other consequences, the 2014 Share Increase Amendment Ratification (in conjunction with the other Ratifications) will (i) confirm that, at all times since the effectiveness of the 2014 Share

Increase Amendment on July 25, 2014, the Company had sufficient authorized and unissued shares of Common Stock to permit the sales and issuances of our Common Stock that have occurred since that date in excess of the authorized number of shares prior to the 2014 Share Increase Amendment and (ii) facilitate potential future transactions, including, without limitation, capital-raising transactions and strategic transactions.

Our Board of Directors Has Approved the 2014 Share Increase Amendment Ratification

        Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. The Company believes that the filing and effectiveness of the 2014 Share Increase Amendment is valid and effective. However, on August 31, 2017, our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the filing and effectiveness of the 2014 Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the validity or effectiveness of the 2014 Share Increase Amendment and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the 2014 Share Increase Amendment Ratification. Our Board of Directors also recommended that our stockholders approve the 2014 Share Increase Amendment Ratification for purposes of Section 204, and directed that the 2014 Share Increase Amendment Ratification be submitted to our stockholders entitled to vote thereon for approval.

        The text of sections 204 and 205 of the DGCL are attached hereto as Appendix B.

Filing of a Certificate of Validation

        Subject to the receipt of the required vote of our stockholders to approve the 2014 Share Increase Amendment Ratification, we expect to file a certificate of validation with respect to the 2014 Share Increase Amendment with the Secretary of State (the "2014 Share Increase Amendment Certificate of Validation") promptly after the adjournment of the Special Meeting. The filing date of the 2014 Share Increase Amendment Certificate of Validation with the Secretary of State will be the validation effective time of the 2014 Share Increase Amendment Ratification within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the 2014 Share Increase Amendment

        Subject to the 120-day period for bringing claims discussed below, when the 2014 Share Increase Amendment Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the 2014 Share Increase Amendment is void or voidable as a result of the potential failure of authorization described above and set forth in the resolutions attached as Appendix A and incorporated herein by reference, and the 2014 Share Increase Amendment Ratification will be retroactive to the filing and effectiveness of the 2014 Share Increase Amendment with the Secretary of State on July 25, 2014.

Time Limitations on Legal Challenges to the 2014 Share Increase Amendment Ratification

        If the 2014 Share Increase Amendment Ratification becomes effective, under the DGCL, any claim that (i) the 2014 Share Increase Amendment ratified pursuant to the 2014 Share Increase Amendment Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare, in its discretion, that the 2014 Share Increase Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time in respect of the 2014 Share Increase Amendment Ratification, which will occur upon the effectiveness of the filing of the 2014 Share Increase Amendment Certificate of Validation with the Secretary of State. If the 2014 Share Increase Amendment Ratification is approved at the Special

Meeting, we expect to file the 2014 Share Increase Amendment Certificate of Validation promptly after the adjournment of the Special Meeting.

Consequences if the 2014 Share Increase Amendment Ratification is Not Approved by Our Stockholders

        If the 2014 Share Increase Amendment Ratification is not approved by the requisite vote of our stockholders, we will not be able to file the 2014 Share Increase Amendment Certificate of Validation with the Secretary of State and the 2014 Share Increase Amendment will not be ratified in accordance with Section 204 of the DGCL. The failure to approve the 2014 Share Increase Amendment Ratification may leave us exposed to potential claims that (i) the vote on the 2014 Share Increase Amendment did not receive requisite stockholder approval, (ii) the 2014 Share Increase Amendment therefore was not validly adopted, and (iii) as a result, (a) the Company does not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock, including pursuant to outstanding warrants and stock options, (b) past issuances of Common Stock may not be valid, and (c) we would not be able to validate our total outstanding shares of Common Stock in connection with any strategic transaction that our Board of Directors may determine is advisable. Any inability to issue Common Stock in the future and any invalidity of past issuances of Common Stock could expose us to significant claims and have a material adverse effect on our liquidity.

Interests of Directors and Executive Officers

        Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock or Series C Preferred Stock and equity awards granted to them under our equity incentive plans.

Vote Required

        Approval of the 2014 Share Increase Amendment Ratification requires "FOR" votes from the holders of a majority in voting power of the outstanding shares of Common Stock and Series C Preferred Stock, voting together as a single class, entitled to vote on such proposal at the Special Meeting.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE 2014 SHARE INCREASE AMENDMENT RATIFICATION.

 PROPOSAL 3: 2017 SHARE INCREASE AMENDMENT RATIFICATION

        Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the filing and effectiveness of the 2017 Share Increase Amendment filed with the Secretary of State on June 30, 2017, which effected an increase in the number of authorized shares of Common Stock from 450,000,000 shares to 750,000,000 shares. This 2017 Share Increase Amendment Ratification shall be retroactive to the effectiveness of the filing of the 2017 Share Increase Amendment with the Secretary of State.

Background

        As described in the definitive proxy statement relating to the 2017 Annual Meeting, which was filed with the SEC on May 23, 2017 (the "2017 Annual Meeting Proxy Statement"), the 2017 Share Increase Amendment was proposed to increase the authorized number of shares of Common Stock in order to provide additional shares of Common Stock for possible use in connection with future financings, investment opportunities, acquisitions, employee benefit plans or for other corporate purposes, though the Company had no commitments at the time of the 2017 Annual Meeting Proxy Statement for the issuance of additional Common Stock.

        At the 2017 Annual Meeting, our inspector of elections determined that the proposal to approve the 2017 Share Increase Amendment was adopted by the requisite vote of stockholders and certified that the proposal had passed. As part of this determination, votes cast by nominees/brokers in favor of the 2017 Share Increase Amendment without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the adoption of the 2017 Share Increase Amendment in accordance with the rules of the NYSE that govern how brokers may cast such votes. Certain statements made in the 2017 Annual Meeting Proxy Statement were inconsistent with this approach. In particular, the 2017 Annual Meeting Proxy Statement indicated that nominees/brokers would not have discretionary voting authority with respect to the 2017 Share Increase Amendment (i.e., they would not be permitted to vote on the 2017 Share Increase Amendment without instruction from the beneficial owners of those shares) and that broker non-votes would have the same effect as a vote against the 2017 Share Increase Amendment.

        We filed the 2017 Share Increase Amendment with the Secretary of State on June 30, 2017 and it became effective on the same date.

        On July 7, 2017, we received a demand letter on behalf of a stockholder alleging that the stockholders' votes in favor of the 2017 Share Increase Amendment were not tabulated consistent with disclosures in the 2017 Annual Meeting Proxy Statement regarding the authority of brokers/nominees to vote on the 2017 Share Increase Amendment without instructions (the "Stockholder Demand Letter"). The Stockholder Demand Letter demands that the Board of Directors deem the 2017 Share Increase Amendment ineffective and make appropriate disclosure of the fact, or seek a proper and effective stockholder approval of the 2017 Share Increase Amendment. On July 21, 2017, the Company responded to the Stockholder Demand Letter to advise the stockholder that the matter had been referred to the Corporate Governance and Nominating Committee of the Company's Board of Directors for its review and consideration.

        Our Board of Directors has determined that the description in the 2017 Annual Meeting Proxy Statement of the lack of authority of brokers/nominees to vote on the 2017 Share Increase Amendment without instruction may create some uncertainty as to the effect of the vote obtained at the 2017 Annual Meeting. As a result, our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify the filing and effectiveness of the 2017 Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the effectiveness of this corporate act. If the 2017 Share Increase Amendment Ratification is approved by our stockholders and becomes effective, the ratification of the 2017 Share Increase Amendment will be retroactive to June 30, 2017, which was the date of the filing and effectiveness of the 2017 Share Increase Amendment with the Secretary of State.

        Among other consequences, the 2017 Share Increase Amendment Ratification (in conjunction with the other Ratifications) will (i) confirm that, at all times since the effectiveness of the 2017 Share Increase Amendment on June 30, 2017, the Company had sufficient authorized and unissued shares of Common Stock to permit the sales and issuances of our Common Stock that have occurred since that date in excess of the authorized number of shares prior to the 2017 Share Increase Amendment and (ii) facilitate potential future transactions, including, without limitation, capital-raising transactions and strategic transactions.

Our Board of Directors Has Approved the 2017 Share Increase Amendment Ratification

        Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. The Company believes that the filing and effectiveness of the 2017 Share Increase Amendment is valid and effective. However, on August 31, 2017, our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the filing and effectiveness of the 2017 Share Increase Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the validity or effectiveness of the 2017 Share Increase Amendment and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the 2017 Share Increase Amendment Ratification. Our Board of Directors also recommended that our stockholders approve the 2017 Share Increase Amendment Ratification for purposes of Section 204, and directed that the 2017 Share Increase Amendment Ratification be submitted to our stockholders entitled to vote thereon for approval.

        The text of sections 204 and 205 of the DGCL are attached hereto as Appendix B.

Filing of a Certificate of Validation

        Subject to the receipt of the required vote of our stockholders to approve the 2017 Share Increase Amendment Ratification, we expect to file a certificate of validation with respect to the 2017 Share Increase Amendment with the Secretary of State (the "2017 Share Increase Amendment Certificate of Validation") promptly after the adjournment of the Special Meeting. The filing date of the 2017 Share Increase Amendment Certificate of Validation with the Secretary of State will be the validation effective time of the 2017 Share Increase Amendment Ratification within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the 2017 Share Increase Amendment

        Subject to the 120-day period for bringing claims discussed below, when the 2017 Share Increase Amendment Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the 2017 Share Increase Amendment is void or voidable as a result of the potential failure of authorization described above and set forth in the resolutions attached as Appendix A and incorporated herein by reference, and the 2017 Share Increase Amendment Ratification will be retroactive to the filing and effectiveness of the 2017 Share Increase Amendment with the Secretary of State on June 30, 2017.

Time Limitations on Legal Challenges to the 2017 Share Increase Amendment Ratification

        If the 2017 Share Increase Amendment Ratification becomes effective, under the DGCL, any claim that (i) the 2017 Share Increase Amendment ratified pursuant to the 2017 Share Increase Amendment Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare, in its discretion, that the 2017 Share Increase Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time in respect of the 2017 Share Increase Amendment Ratification, which will occur upon the effectiveness of the filing of the 2017 Share Increase Amendment Certificate of Validation with the Secretary of State. If the 2017 Share Increase Amendment Ratification is approved at the Special Meeting, we expect to file the 2017 Share Increase Amendment Certificate of Validation promptly after the adjournment of the Special Meeting.

Consequences if the 2017 Share Increase Amendment Ratification is Not Approved by Our Stockholders

        If the 2017 Share Increase Amendment Ratification is not approved by the requisite vote of our stockholders, we will not be able to file the 2017 Share Increase Amendment Certificate of Validation with the Secretary of State and the 2017 Share Increase Amendment will not be ratified in accordance with Section 204 of the DGCL. The failure to approve the 2017 Share Increase Amendment Ratification may leave us exposed to potential claims that (i) the vote on the 2017 Share Increase Amendment did not receive requisite stockholder approval, (ii) the 2017 Share Increase Amendment therefore was not validly adopted, and (iii) as a result, (a) the Company may not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock and (b) we would not be able to validate our total authorized shares of Common Stock in connection with any strategic transaction that our Board of Directors may determine is advisable. Any inability to issue Common Stock in the future could have a material adverse effect on our liquidity.

Interests of Directors and Executive Officers

        Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock or Series C Preferred Stock and equity awards granted to them under our equity incentive plans.

Vote Required

        Approval of the 2017 Share Increase Amendment Ratification requires "FOR" votes from the holders of a majority in voting power of the outstanding shares of Common Stock and Series C Preferred Stock, voting together as a single class, entitled to vote on such proposal at the Special Meeting.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE 2017 SHARE INCREASE AMENDMENT RATIFICATION.

PROPOSAL 4: REVERSE STOCK SPLIT AMENDMENT RATIFICATION

        Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify, pursuant to Section 204 of the DGCL, the filing and effectiveness of the Reverse Stock Split Amendment filed with the Secretary of State on May 19, 2011, which effected a 1-for-10 reverse stock split (the "Reverse Stock Split"). This Reverse Stock Split Amendment Ratification shall be retroactive to the effectiveness of the filing of the Reverse Stock Split Amendment with the Secretary of State, which effected the Reverse Stock Split.

Background

        As described in the definitive proxy statement relating to the 2011 Annual Meeting, which was filed with the SEC on April 11, 2011 (the "2011 Annual Meeting Proxy Statement"), we sought stockholder approval of an amendment to our Certificate of Incorporation to effect a reverse stock split within a range of 1-for-4 to 1-for-20, inclusive, with the final decision of whether to proceed with a reverse stock split and the exact ratio of such reverse stock split to be determined by our Board of Directors, in its discretion, within 12 months from the 2011 Annual Meeting (the "Reverse Stock Split Approval").

        The principal reason for the Reverse Stock Split was to raise the per share trading price of the Company's Common Stock, which had fallen below $1.00 per share, in order to facilitate its continued listing on the NASDAQ Capital Market. The continued listing requirements of the NASDAQ Capital Market provide, among other things, that the Common Stock must maintain a closing bid price in excess of $1.00 per share, as set forth on Listing Rule 5550(a)(2). On January 20, 2011, the Company presented its plan to regain and sustain compliance with the minimum $1.00 bid price requirement for continued listing on The NASDAQ Capital Market before the NASDAQ Listing Qualifications Panel (the "Panel"). On February 1, 2011, the Company received a determination from the Panel indicating that the Panel had granted the Company's request for continued listing on The NASDAQ Capital Market pursuant to an extension of time. In accordance with the Panel's decision, on or before June 6, 2011, the Company was required to evidence compliance with the minimum price bid requirement for a minimum of ten consecutive business days. The closing sale price of the Common Stock on April 8, 2011 was $0.68 per share.

        Our Board of Directors believed that maintaining the listing of our Common Stock on The NASDAQ Capital Market was in the Company's best interests and the best interests of our stockholders. Our Board of Directors considered the potential harm to the Company and our stockholders should NASDAQ delist our Common Stock. Delisting from The NASDAQ Capital Market would have significantly affected the ability of investors to trade in our securities and would have likely adversely affected our ability to raise additional financing through the public or private sale of equity securities. Delisting would have also likely negatively affected the value and liquidity of our Common Stock because alternatives such as the OTC Bulletin Board and the pink sheets are generally considered to be less efficient markets, and not as broad as, The NASDAQ Capital Market.

        The Board of Directors further believed that an increased stock price could encourage investor interest and improve the marketability of the Common Stock to a broader range of investors, and thus improve liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. The Board of Directors believed that the anticipated higher market price resulting from a reverse stock split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in the Common Stock. Furthermore, the Board of Directors believed that a reverse stock split would facilitate the Company's efforts to raise capital through issuances of equity securities in order to fund its planned operations. A reverse stock split would reduce the number of shares of Common Stock outstanding without reducing the total number of authorized shares of Common Stock. As a result, the Company would have a larger number of authorized but unissued shares from which to issue additional shares of Common Stock, or securities convertible or exercisable into shares of Common Stock, in equity financing transactions.

        At the 2011 Annual Meeting, our inspector of elections determined that the proposal to approve the Reverse Stock Split Amendment was adopted by the requisite vote of stockholders and certified that the proposal had passed. As part of this determination, votes cast by nominees/brokers in favor of the Reverse Stock Split Amendment without instruction from the beneficial owners of certain of our outstanding shares were counted in favor of the adoption of the Reverse Stock Split Amendment in accordance with the rules of the NYSE that govern how brokers may cast such votes. Certain statements made in the 2011 Annual Meeting Proxy Statement were inconsistent with this approach. In particular, the 2011 Annual Meeting Proxy Statement indicated that nominees/brokers would not have discretionary voting authority with respect to the Reverse Stock Split Amendment (i.e., they would not be permitted to vote on the Reverse Stock Split Amendment without instruction from the beneficial owners of those shares) and that broker non-votes would have the same effect as a vote against the Reverse Stock Split Amendment.

        On May 12, 2011, our Board of Directors approved the ratio of the Reverse Stock Split of the outstanding shares of our Common Stock at 1-for-10 to become effective on May 19, 2011. We subsequently filed the Reverse Stock Split Amendment with the Secretary of State on May 19, 2011.

        A question has been raised regarding the validity of the Reverse Stock Split Amendment, which effected the Reverse Stock Split, due to the disclosures in the 2011 Annual Meeting Proxy Statement regarding the lack of authority of brokers/nominees to vote on the Reverse Stock Split Amendment without instruction and the fact that the stockholders' votes in favor of the Reverse Stock Split Amendment were not tabulated consistent with such disclosure.

        Our Board of Directors has determined that the description in the 2011 Annual Meeting Proxy Statement of the lack of authority of brokers/nominees to vote on the Reverse Stock Split Amendment without instruction may create some uncertainty as to the effect of the vote obtained at the 2011 Annual Meeting. As a result, our Board of Directors has determined that it is in the best interests of the Company and our stockholders to ratify the filing and effectiveness of the Reverse Stock Split Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the effectiveness of this corporate act. If the Reverse Stock Split Amendment Ratification is approved by our stockholders and becomes effective, the ratification of the Reverse Stock Split Amendment will be retroactive to May 19, 2011 in the case of both the filing of the Reverse Stock Split Amendment and the Reverse Stock Split, which was the date of the filing of the Reverse Stock Split Amendment with the Secretary of State and the date on which the Reverse Stock Split became effective.

        Among other consequences, the Reverse Stock Split Amendment Ratification (in conjunction with the other Ratifications) will (i) confirm that, at all times since the effectiveness of the Reverse Stock Split Amendment on May 19, 2011, the Company had sufficient authorized and unissued shares of Common Stock to permit the sales and issuances of our Common Stock that have occurred since that date in excess of the authorized number of shares prior to the Reverse Stock Split Amendment and (ii) facilitate potential future transactions, including, without limitation, capital-raising transactions and strategic transactions.

Our Board of Directors Has Approved the Reverse Stock Split Amendment Ratification

        Section 204 of the DGCL allows a Delaware corporation, by following specified procedures, to ratify a corporate act retroactive to the date the corporate act was originally taken. The Company believes that the filing and effectiveness of the Reverse Stock Split Amendment is valid and effective.

However, on August 31, 2017, our Board of Directors determined that it would be advisable and in the best interests of the Company and its stockholders to ratify the filing and effectiveness of the Reverse Stock Split Amendment pursuant to Section 204 of the DGCL to eliminate any uncertainty related to the validity or effectiveness of the Reverse Stock Split Amendment and unanimously adopted the resolutions attached hereto as Appendix A (such resolutions are incorporated herein by reference) approving the Reverse Stock Split Amendment Ratification. Our Board of Directors also recommended that our stockholders approve the Reverse Stock Split Amendment Ratification for purposes of Section 204, and directed that the Reverse Stock Split Amendment Ratification be submitted to our stockholders entitled to vote thereon for approval.

        The text of sections 204 and 205 of the DGCL are attached hereto as Appendix B.

Filing of a Certificate of Validation

        Subject to the receipt of the required vote of our stockholders to approve the Reverse Stock Split Amendment Ratification, we expect to file a certificate of validation with respect to the Reverse Stock Split Amendment with the Secretary of State (the "Reverse Stock Split Amendment Certificate of Validation") promptly after the adjournment of the Special Meeting. The filing date of the Reverse Stock Split Amendment Certificate of Validation with the Secretary of State will be the validation effective time of the Reverse Stock Split Amendment Ratification within the meaning of Section 204 of the DGCL.

Retroactive Ratification of the Reverse Stock Split Amendment

        Subject to the 120-day period for bringing claims discussed below, when the Reverse Stock Split Amendment Certificate of Validation becomes effective in accordance with the DGCL, it should eliminate any possible uncertainty as to whether the Reverse Stock Split Amendment is void or voidable as a result of the potential failure of authorization described above and set forth in the resolutions attached as Appendix A and incorporated herein by reference, and the effect of the Reverse Stock Split Amendment Ratification will be retroactive to May 19, 2011 in the case of both the filing of the Reverse Stock Split Amendment and the Reverse Stock Split, which was the date of the filing of the Reverse Stock Split Amendment with the Secretary of State and the date on which the Reverse Stock Split became effective.

Time Limitations on Legal Challenges to the Reverse Stock Split Amendment Ratification

        If the Reverse Stock Split Amendment Ratification becomes effective, under the DGCL, any claim that (i) the Reverse Stock Split Amendment ratified pursuant to the Reverse Stock Split Amendment Ratification is void or voidable due to a failure of authorization, or (ii) the Delaware Court of Chancery should declare, in its discretion, that the Reverse Stock Split Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time in respect of the Reverse Stock Split Amendment Ratification, which will occur upon the effectiveness of the filing of the Reverse Stock Split Amendment Certificate of Validation with the Secretary of State. If the Reverse Stock Split Amendment Ratification is approved at the Special Meeting, we expect to file the Reverse Stock Split Amendment Certificate of Validation promptly after the adjournment of the Special Meeting.

Consequences if the Reverse Stock Split Amendment Ratification is Not Approved by Our Stockholders

        If the Reverse Stock Split Amendment Ratification is not approved by the requisite vote of our stockholders, we will not be able to file the Reverse Stock Split Amendment Certificate of Validation with the Secretary of State and the Reverse Stock Split Amendment will not be ratified in accordance with Section 204 of the DGCL. The failure to approve the Reverse Stock Split Amendment

Ratification may leave us exposed to potential claims that (i) the vote on the Reverse Stock Split Amendment did not receive requisite stockholder approval, (ii) the Reverse Stock Split Amendment therefore was not validly adopted, and (iii) as a result, (a) the Company does not have sufficient authorized but unissued shares of Common Stock to permit future sales and issuances of Common Stock, including pursuant to outstanding warrants and stock options, (b) past issuances of Common Stock may not be valid, and (c) we would not be able to validate our total outstanding shares of Common Stock in connection with any strategic transaction that our Board of Directors may determine is advisable. Any inability to issue Common Stock in the future and any invalidity of past issuances of Common Stock could expose us to significant claims and have a material adverse effect on our liquidity.

Interests of Directors and Executive Officers

        Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock or Series C Preferred Stock and equity awards granted to them under our equity incentive plans.

Vote Required

        Approval of the Reverse Stock Split Amendment Ratification requires "FOR" votes from the holders of a majority in voting power of the outstanding shares of Common Stock and Series C Preferred Stock, voting together as a single class, entitled to vote on such proposal at the Special Meeting.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE STOCK SPLIT AMENDMENT RATIFICATION.

 PROPOSAL 5: THE ADJOURNMENT PROPOSAL

        The Company is asking its stockholders to approve the Adjournment Proposal.

Vote Required

        Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock and Series C Preferred Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of Common Stock as of September 1, 2017 by:

  •
  all persons known by us to have beneficially owned 5% or more of the Common Stock;

  •
  each director of the Company;

  •
  the named executive officers; and

  •
  all of our directors and executive officers as a group.

        The beneficial ownership of the stockholders listed below is based on publicly available information and from representations of such stockholders.

	Shares Beneficially Owned(2)
Name and Address of Beneficial Owner(1)	Number	Percentage (%)
Black Rock, Inc.(3)	11,820,396	5.2%
Johannes Minoh Roth(4)	3,037,457	*
Andrew Marsh(5)	2,893,336	*
Keith Schmid(6)	1,094,195	*
George C. McNamee(7)	1,027,637	*
Gerard L. Conway, Jr.(8)	690,935	*
Jose Luis Crespo(9)	505,640	*
Paul B. Middleton(10)	475,069	*
Gary K. Willis(11)	474,293	*
Maureen O. Helmer(12)	360,596	*
Douglas Hickey(13)	230,386	*
Gregory Kenausis(14)	222,134	*
Lucas P. Schneider	32,024	*
Gregory B. Graves	31,285	*
All executive officers and directors as a group (13 persons)(15)	11,074,987	4.9%

*
Represents less than 1% of the outstanding shares of Common Stock

(1)
Unless otherwise indicated by footnote, the mailing address for each stockholder is c/o Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110.

(2)
The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC and includes voting or investment power with respect to securities. Under Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership includes any shares to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of September 1, 2017, through the exercise of any warrant, stock option or other right. The inclusion in this table of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options, warrants or other rights held by such person that are exercisable within 60 days of September 1, 2017 but excludes shares of Common Stock underlying options, warrants or other rights held by any other person. Percentage of beneficial ownership is based on 227,524,855 shares of Common Stock outstanding as of September 1, 2017. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder.

(3)
Information regarding BlackRock, Inc. ("BlackRock") is based on a Schedule 13G/A filed by BlackRock with the SEC on January 25, 2017. The address of the principal business office of BlackRock is 55 East 52nd Street, New York, NY 10055. The 13G/A indicates that BlackRock has sole voting power with respect to 11,458,962 shares of Common Stock, sole dispositive power with respect to 11,820,396 shares of Common Stock and shared dispositive power with respect to none of such shares.

(4)
Includes (a) 145,000 shares of Common Stock issuable upon exercise of outstanding options and (b) 2,782,075 shares of Common Stock issuable upon conversion of Series C Preferred Stock owned by Five T Capital Holding AG, of which Mr. Roth is the Managing Director and Chairman, and Five More Special Situations Fund Limited, of which Mr. Roth has equity interests. Mr. Roth disclaims beneficial ownership of the shares of Series C Preferred Stock directly held by Five T Capital Holding AG and Five More Special Situations Fund Limited, except to the extent of his pecuniary interest therein, if any, and this disclosure shall not be deemed an admission that Mr. Roth is the beneficial owner of any of such shares.

(5)
Includes 2,359,350 shares of Common Stock issuable upon exercise of outstanding options.

(6)
Includes 1,050,000 shares of Common Stock issuable upon exercise of outstanding options.

(7)
Includes 201,000 shares of Common Stock issuable upon exercise of outstanding options, and 365,000 shares of Common Stock held by a family trust.

(8)
Includes 627,282 shares of Common Stock issuable upon exercise of outstanding options.

(9)
Includes 483,334 shares of Common Stock issuable upon exercise of outstanding options.

(10)
Includes 433,334 shares of Common Stock issuable upon exercise of outstanding options.

(11)
Includes 178,300 shares of Common Stock issuable upon exercise of outstanding options.

(12)
Includes 172,300 shares of Common Stock issuable upon exercise of outstanding options.

(13)
Includes 161,000 shares of Common Stock issuable upon exercise of outstanding options.

(14)
Includes 135,000 shares of Common Stock issuable upon exercise of outstanding options

(15)
Includes 5,945,900 shares of Common Stock issuable upon exercise of outstanding options

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

        Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Company's 2018 annual meeting of stockholders must be received by the Company on or before January 18, 2018 to be eligible for inclusion in the Company's proxy statement and form of proxy to be distributed by the Board of Directors in connection with that meeting. Any such proposal should be mailed to: Corporate Secretary, Plug Power Inc., 968 Albany Shaker Road, Albany, New York 12110. Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

        Any stockholder proposals (including recommendations of nominees for election to the Board of Directors) intended to be presented at the Company's 2018 annual meeting of stockholders, other than a stockholder proposal submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as

amended, must be received in writing at the principal executive office of the Company not less than 90 days nor more than 120 days prior to June 28, 2018 which dates are April 1, 2018 and March 2, 2018, respectively. If the date of the Company's 2018 annual meeting of stockholders is subsequently moved more than 30 days before or more than 60 days after June 28, 2018 such proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the Company's 2018 annual meeting or the 10th day following the day on which publish announcement of the date of the Company's 2018 annual meeting of stockholders is first made, as set forth in the Company's by-laws. Stockholder proposals must include all supporting documentation required by the Company's by-laws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

DELIVERY OF PROXY MATERIALS FOR THE SPECIAL MEETING

        The notice of the Special Meeting and this proxy statement are available at www.proxyvote.com. Stockholders can elect to receive paper copies of this proxy statement in the mail by visiting www.plugpower.com, by writing to Investor Relations at Plug Power Inc., 968 Albany Shaker Road, Latham, NY 12110 or by contacting the Company at (518) 782-7700.

        Many brokerage firms and banks are also offering electronic proxy materials to their clients. If you are a beneficial owner of Plug Power stock, you may contact that broker or bank to find out whether this service is available to you. If your broker or bank uses Broadridge Investor Communications, you can sign up to receive electronic proxy materials at www.proxyvote.com.

        "Householding" is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Stockholders who share a common address and who have not opted out of the householding process should receive a single copy of the Notice of Internet Availability of Proxy Materials for each account. If you received more than one copy of the Notice of Internet Availability of Proxy Materials, you may elect to household in the future; if you received a single copy of the Notice of Internet Availability of Proxy Materials, you may opt out of householding in the future, in either case, by writing to the Company at the following address, Plug Power Inc., 968 Albany Shaker Road, Albany, New York 12110, or by calling the Company at (518) 782-7700.

        In any event, you may obtain a copy of this proxy statement by writing to the Company at the following address: Plug Power Inc., 968 Albany Shaker Road, Albany, New York 12110.

OTHER BUSINESS

        The Board of Directors does not intend to present any other items of business and is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

By Order of the Board of Directors
/s/ GERARD L. CONWAY, JR. Gerard L. Conway, Jr. Corporate Secretary

September [    •    ], 2017

Appendix A

BOARD RESOLUTIONS

Share Increase Amendments and Reverse Stock Split Amendment

        WHEREAS, on June 21, 2000, Plug Power Inc., a Delaware corporation (the "Corporation") filed with the Secretary of State of the State of Delaware (the "Secretary of State") a certificate of amendment to the amended and restated certificate of incorporation of the Corporation (the "Certificate"), which amendment (the "2000 Share Increase Amendment") increased the total number of shares of common stock, par value $0.01 per share ("Common Stock"), the Corporation is authorized to issue from 95,000,000 shares to 245,000,000 shares;

        WHEREAS, prior to the filing and effectiveness of the 2000 Share Increase Amendment, the 2000 Share Increase Amendment (i) was approved and declared advisable by the board of directors of the Corporation (the "Board") at a duly called and convened meeting thereof, (ii) was submitted to the stockholders for adoption thereby at the Corporation's annual meeting of stockholders held on May 24, 2000 (the "2000 Annual Meeting"), and (iii) was adopted at the 2000 Annual Meeting by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock entitled to vote thereon;

        WHEREAS, on July 25, 2014, the Corporation filed with the Secretary of State a certificate of amendment to the Certificate, which amendment (the "2014 Share Increase Amendment") increased the total number of shares of Common Stock the Corporation is authorized to issue from 245,000,000 shares to 450,000,000 shares;

        WHEREAS, prior to the filing and effectiveness of the 2014 Share Increase Amendment, the 2014 Share Increase Amendment (i) was approved and declared advisable by the Board at a duly called and convened meeting thereof, (ii) was submitted to the stockholders for adoption thereby at the Corporation's annual meeting of stockholders held on July 23, 2014 (the "2014 Annual Meeting"), and (iii) was adopted at the 2014 Annual Meeting by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock and the Corporation's Series C Redeemable Convertible Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock"), voting together as a single class, entitled to vote thereon;

        WHEREAS, on June 30, 2017, the Corporation filed with the Secretary of State a certificate of amendment to the Certificate, which amendment (the "2017 Share Increase Amendment" and, collectively, with the 2000 Share Increase Amendment and the 2014 Share Increase Amendment, the "Share Increase Amendments") increased the total number of shares of Common Stock the Corporation is authorized to issue from 450,000,000 shares to 750,000,000 shares;

        WHEREAS, prior to the filing and effectiveness of the 2017 Share Increase Amendment, the 2017 Share Increase Amendment (i) was approved and declared advisable by the Board at a duly called and convened meeting thereof, (ii) was submitted to the stockholders for adoption thereby at the Corporation's annual meeting of stockholders held on June 28, 2017 (the "2017 Annual Meeting"), and (iii) was adopted at the 2017 Annual Meeting by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock and Series C Preferred Stock, voting together as a single class, entitled to vote thereon;

        WHEREAS, on May 19, 2011, the Corporation filed with the Secretary of State a certificate of amendment to the Certificate, which amendment (the "Reverse Stock Split Amendment") provided that, effective at 5:00 p.m. (Eastern Standard Time) on May 19, 2011, each 10 shares of Common Stock issued and outstanding or held by the Corporation in treasury immediately prior to such effective time would be reclassified as one fully paid and nonassessable share of Common Stock;

        WHEREAS, prior to the filing and effectiveness of the Reverse Stock Split Amendment, the Reverse Stock Split Amendment (i) was approved and declared advisable by the Board at a duly called and convened meeting thereof, (ii) was submitted to the stockholders for adoption thereby at the Corporation's annual meeting of stockholders convened on May 12, 2011 (the "2011 Annual Meeting"), and (iii) was adopted at the 2011 Annual Meeting by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock entitled to vote thereon;

        WHEREAS, the validity of the filing and effectiveness of the 2017 Share Increase Amendment has been challenged in a stockholder demand letter, dated July 6, 2017, due to statements in the proxy statement for the 2017 Annual Meeting with respect to the authority of brokers to vote shares held in "street name" on the proposal to approve the 2017 Share Increase Amendment without instructions from the beneficial owner of such shares and the treatment of any "broker non-votes";

        WHEREAS, the disclosure in the proxy statement for each of the 2000 Annual Meeting, 2011 Annual Meeting, and 2014 Annual Meeting with respect to the authority of brokers to vote shares held in "street name" on the proposal to approve, respectively, the 2000 Share Increase Amendment, the Reverse Stock Split Amendment and the 2014 Share Increase Amendment, was consistent in all relevant respects with the related disclosure in the proxy statement for the 2017 Annual Meeting;

        WHEREAS, in light of the foregoing, the Board has determined that the filing and effectiveness of each Share Increase Amendment and the Reverse Stock Split Amendment may constitute a defective corporate act (as defined in Section 204(h) of the Delaware General Corporation Law ("DGCL")) and that it is advisable and in the best interests of the Corporation and its stockholders to ratify the filing and effectiveness of each Share Increase Amendment and the Reverse Stock Split Amendment pursuant to and in accordance with Section 204 of the DGCL; and

        WHEREAS, any claim that any defective corporate acts referenced herein being ratified under Section 204 of the DGCL is void or voidable due to the failure(s) of authorization, or that the Delaware Court of Chancery should declare, in its discretion, that the ratification thereof in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within the later of 120 days from the relevant validation effective time (which (x) in the case of the ratification of the filing and effectiveness of each Share Increase Amendment shall be date on which the certificate of validation in respect of such Share Increase Amendment is filed with the Secretary of State and becomes effective in accordance with the DGCL and (y) in the case of the ratification of the filing and effectiveness of the Reverse Stock Split Amendment shall be date on which the certificate of validation in respect of the Reverse Stock Split Amendment is filed with the Secretary of State and becomes effective in accordance with the DGCL).

        NOW, THEREFORE, BE IT RESOLVED, that the filing and effectiveness of each Share Increase Amendment and the filing and effectiveness of the Reverse Stock Split Amendment are the purported defective corporate acts to be ratified hereby;

        RESOLVED, FURTHER, that (i) the time of the filing and effectiveness of the 2000 Share Increase Amendment was June 21, 2000, at 1:00 p.m. (Eastern Time), (ii) the time of the filing and effectiveness of the 2014 Share Increase Amendment was July 25, 2014, at 1:28 p.m. (Eastern Time), (iii) the time of the filing and effectiveness of the 2017 Share Increase Amendment was June 30, 2017, at 11:38 a.m. (Eastern Time), and (iv) the time of the filing and effectiveness of the Reverse Stock Split Amendment was November May 19, 2011, at 5:00 p.m. (Eastern Time);

        RESOLVED, FURTHER, that the potential failure of authorization in respect of each Share Increase Amendment and the Reverse Stock Split Amendment is that the vote of the Corporation's stockholders in favor of the proposals to adopt each Share Increase Amendment and the Reverse Stock Split Amendment may not have been tabulated in conformity with the disclosure set forth in the proxy statement for the applicable annual meeting of stockholders;

        RESOLVED, FURTHER, that, pursuant to and in accordance with Section 204 of the DGCL, the ratification of the filing and effectiveness of each Share Increase Amendment and the Reverse Stock Split Amendment be, and hereby is, approved, adopted and confirmed in all respects;

        RESOLVED, FURTHER, that the officers of the Corporation be, and each hereby is, authorized, empowered and directed, for and on behalf of the Corporation, to submit the proposal to adopt the ratification of the foregoing purported defective corporate acts at a Special Meeting (as the same may be adjourned and/or postponed, the "Special Meeting") of the Corporation's stockholders, which meeting shall be held on Monday, October 23, 2017, at 10:00 a.m. (local time) at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018 (unless the Board fixes another date, time and place), and are further directed to provide notice of the Special Meeting in accordance with Section 204(d) of the DGCL to the stockholders entitled to vote thereon and to all other holders entitled to notice thereunder;

        RESOLVED, FURTHER, that the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting shall be the close of business on September 14, 2017 (unless the Board subsequently fixes a different record date for such purposes);

        RESOLVED, FURTHER, that the Board hereby recommends that the stockholders entitled to vote thereon approve the ratification of the filing and effectiveness of each Share Increase Amendment and the Reverse Stock Split Amendment; and

        RESOLVED, FURTHER, that, subject to the approval of the ratification of the filing and effectiveness of each Share Increase Amendment and the Reverse Stock Split Amendment by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Common Stock and Series C Preferred Stock, voting together as a single class, entitled to vote thereon, the officers of the Corporation be, and each hereby is, authorized, empowered and directed, for and on behalf of the Corporation, to execute and file or cause to be filed with the Secretary of State a certificate of validation in respect of the ratification of each such act, with each such certificate containing such information and being in such form as is prescribed by Section 204 of the DGCL.

Additional Special Meeting Matters

        RESOLVED, that Andrew Marsh and Gerard L. Conway, Jr. be, and each of them acting singly hereby is, appointed as proxies, with full power to appoint his substitute, to act for and vote on behalf of all stockholders of the Corporation executing proxies in connection with the Special Meeting; and

        RESOLVED, FURTHER, that Gerard L. Conway, Jr., or such other person as the Chief Executive Officer may determine, be appointed as Inspector of Elections, with power to appoint an alternate Inspector of Elections, to act at the Special Meeting and to make a written report thereof in accordance with Section 231 of the DGCL.

Omnibus Resolutions

        RESOLVED, FURTHER, that the Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, each Vice President and the General Counsel of the Corporation (together, the "Authorized Officers") be, and each hereby is, authorized, empowered and directed, for and on behalf of the Corporation, to take any and all actions, to negotiate for and enter into agreements and amendments to agreements, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Corporation, all such certificates, instruments, agreements or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the purpose and intent of, or consummate the transactions contemplated by the foregoing resolutions and/or all of the transactions contemplated therein or thereby (including, without limitation, causing notice of the

Special Meeting to be given to the stockholders and other persons entitled thereto under Section 204 of the DGCL, preparing and distributing a proxy statement for the Special Meeting, and retaining proxy solicitors and other meeting advisors), the authorization therefor to be conclusively evidenced by the taking of such action or the execution and delivery of such certificates, instruments, agreements or documents;

        RESOLVED, FURTHER, that the Board may abandon the ratification of any purported defective corporate act identified herein, whether before or after stockholder approval thereof and without further action thereby, at any time prior to the validation effective time (as defined in Section 204(h) of the DGCL) of such act; and

        RESOLVED, FURTHER, that any and all actions whether previously or subsequently taken by the Authorized Officers, which are consistent with and in furtherance of the intent and purposes of the foregoing resolutions and the consummation of the transactions contemplated therein, shall be, and hereby are, in all respects, ratified, approved, and confirmed.

Appendix B

§ 204 Ratification of defective corporate acts and stock

        (a)   Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

        (b)(1)  In order to ratify 1 or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

          (A)  The defective corporate act or acts to be ratified;

          (B)  The date of each defective corporate act or acts;

          (C)  If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

          (D)  The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

          (E)  That the board of directors approves the ratification of the defective corporate act or acts.

  Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

          (2)   In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

            (A)  The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

            (B)  The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

            (C)  That the ratification of the election of such person or persons as the initial board of directors is approved.

        (c)   Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

          (1)   No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and

          (2)   Such defective corporate act did not result from a failure to comply with § 203 of this title.

        (d)   If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraph (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

          (1)   If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

          (2)   The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

          (3)   In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required.

  Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

        (e)   If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:

          (1)   Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;

          (2)   A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and

          (3)   Information required by 1 of the following paragraphs:

            a.     If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;

            b.     If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or

            c.     If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.

  A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

        (f)    From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

          (1)   Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

          (2)   Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

        (g)   In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to §§ 13, 14 or 15(d) [15 U.S.C. §§ 78m, 77n or 78o(d)] of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

        (h)   As used in this section and in § 205 of this title only, the term:

          (1)   "Defective corporate act" means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter, but is void or voidable due to a failure of authorization;

          (2)   "Failure of authorization" means: (i) the failure to authorize or effect an act or transaction in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation, or any plan or agreement to which the corporation is a party, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

          (3)   "Overissue" means the purported issuance of:

            a.     Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

            b.     Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

          (4)   "Putative stock" means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

            a.     But for any failure of authorization, would constitute valid stock; or

            b.     Cannot be determined by the board of directors to be valid stock;

          (5)   "Time of the defective corporate act" means the date and time the defective corporate act was purported to have been taken;

          (6)   "Validation effective time" with respect to any defective corporate act ratified pursuant to this section means the latest of:

            a.     The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

            b.     Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

            c.     The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

          (7)   "Valid stock" means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.

  In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

        (i)    Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

79 Del. Laws, c. 72, § 4; 80 Del. Laws, c. 40, § 8.

§ 205 Proceedings regarding validity of defective corporate acts and stock

        (a)   Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

          (1)   Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

          (2)   Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

          (3)   Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

          (4)   Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

          (5)   Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

        (b)   In connection with an action under this section, the Court of Chancery may:

          (1)   Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

          (2)   Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

          (3)   Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

          (4)   Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order,

  provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

          (5)   Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

          (6)   Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

          (7)   Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

          (8)   Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

          (9)   Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

          (10) Make such other orders regarding such matters as it deems proper under the circumstances.

        (c)   Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

        (d)   In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

          (1)   Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

          (2)   Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

          (3)   Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

          (4)   Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

          (5)   Any other factors or considerations the Court deems just and equitable.

        (e)   The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

        (f)    Notwithstanding any other provision of this section, no action asserting:

          (1)   That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

          (2)   That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions,

  may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

79 Del. Laws, c. 72, § 5; 80 Del. Laws, c. 40, § 9.

If you would like to reduce the costs incurred by our company in mailing proxy 1234567 VOTE BY MAIL 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1 through 5. For 0 Against 0 Abstain 0 1To ratify the filing and effectiveness of the certificate of amendment to our amended and restated certificate of incorporation (our Certificate of Incorporation) filed with the Secretary of State of the State of Delaware (the Secretary of State) on June 21, 2000 and the increase in the number of shares of our authorized common stock, par value $0.01 per share (the Common Stock), effected thereby. For 0 Against 0 Abstain 0 3 To ratify the filing and effectiveness of the certificate of amendment to our Certificate of Incorporation filed with the Secretary of State on June 30, 2017 and the increase in the number of shares of our authorized Common Stock effected thereby. 0 0 0 0 0 0 2To ratify the filing and effectiveness of the 4 To ratify the filing and effectiveness of the certificate of amendment to our Certificate of certificate of amendment to our Certificate of Incorporation filed with the Secretary of State on May 19, 2011 and the 1-for-10 reverse stock split effected thereby. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of proposals 1-4. Incorporation filed with the Secretary of State on July 25, 2014 and the increase in the number of shares of our authorized Common Stock effected thereby. 0 0 0 5 NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Yes 0 No 0 Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000344217_1 R1.0.1.17 SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample 234567P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL # SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

FOR SECURITY PURPOSES, PLEASE BRING A VALID PICTURE ID IF YOU PLAN TO ATTEND THE MEETING Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com Special Meeting of the Stockholders of PLUG POWER INC. October 23, 2017 at 10:00 AM Eastern Time This Proxy is Solicited by the Board of Directors The undersigned stockholder hereby appoints Andrew Marsh, president and chief executive officer, and Gerard L. Conway, Jr., general counsel and secretary or any of them, as proxies, with the power to appoint his respective substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PLUG POWER INC. that the stockholder is entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM, Eastern Time on October 23, 2017, at the offices of Goodwin Procter LLP, 620 Eighth Avenue, New York, NY 10018 and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, and revokes any proxy heretofore given with respect to such meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 5 AND AS THE PROXIES (OR ANY OF THEM) DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 5. Continued and to be signed on reverse side 0000344217_2 R1.0.1.17